CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 8, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                         KNIGHTSBRIDGE FINE WINES, INC.
             (Exact name of registrant as specified in its charter)

          Nevada
 (State or other jurisdiction   (Commission File Number)   (IRS Employer
  of incorporation)                                         Identification No.)


                            One Kirkland Ranch Road,
                             Napa, California             94558
               (Address of principal executive offices (zip code))

                                 (707) 254-9100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))







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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors;
--------------------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

On November 5, 2004, Knightsbridge Fine Wines, Inc. named Anthony Bryant as non-executive chairman of the Board. Joel Shapiro, the Company's former chairman, maintains his position as the Company's CEO. Larry Kirkland also resigned from his position on the Board of Directors on November 5, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Knightsbridge Fine Wines, Inc.

                                          By:  /s/  Joel Shapiro
                                               ---------------------------
                                                    Joel Shapiro, CEO